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EXHIBIT 99.2


                                  RESIGNATION




To ACCESSPOINT CORPORATION, a Nevada corporation:


         Please be advised that the undersigned hereby resigns as an officer and as a Director (and member of the Board of Directors) of Accesspoint Corporation, a Nevada corporation, effective immediately. Thank you.



Date: November 30, 2005                 /s/ Joseph Byers
                                        ----------------------------
                                        Joseph Byers